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                                 Amendment No. 1
                                     to the
                             Shareholders Agreement
                                  in respect of
                         VIP Calling (Hong Kong) Limited

This Amendment No. 1, made between VIP Calling, Inc. and Microworld Limited,

Witnesseth That

WHEREAS VIP Calling, Inc. and Microworld Limited entered into a Shareholders Agreement dated March 28, 1998, in relation to the joint venture company VIP Calling (Hong Kong) Limited (the "Shareholders Agreement"); and

WHEREAS both VIP Calling, Inc. and Microworld Limited have determined that it is in their mutual interest to extend the time by which they each must make their contributions in accordance with Article 2 of the Shareholders Agreement;

NOW THEREFORE, VIP Calling, Inc. and Microworld Limited have agreed to amend the Shareholders Agreement as follows:

The first sentence in Paragraph 2.3 shall be deleted in its entirety and replaced with the following:

      The Parties shall make their contributions set forth in Paragraph 2.2 on or before June 1, 1998, or such other date as the Parties may agree in writing.

This Amendment No. 1 is made in accordance with Paragraph 17.3 of the Shareholders Agreement and shall be effective as soon as both parties have signed below. Except as modified herein, all other provisions of the Shareholders Agreement shall remain as written and agreed.

IN WITNESS WHEREOF, VIP Calling, Inc. and Microworld Limited have executed this Amendment No. 1 on the dates as indicated below.

For and on Behalf of VIP Calling, Inc.   For and on Behalf of Microworld Limited


    /s/ Ofer Gneezy                         /s/ Norman Chan
--------------------------------         --------------------------------

By:     OFER GNEEZY                      By     NORMAN CHAN
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Date: May 4, 1998                        Date: 30th April, 1998
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